UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22729

The Eudora Funds

(Exact name of registrant as specified in charter)

8 West 40th Street, 4th Floor

New York, NY 10018

(Address of principal executive offices)(Zip code)

CT Corporation System

1300 East 9th Street

Cleveland, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

41 S. High Street, 17th Floor

 Columbus, Ohio 43215

Registrant's telephone number, including area code: (347) 559-6565

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE EUDORA FUND

Ticker: EUDFX

ANNUAL REPORT

October 31, 2013

eudora

Dear Shareholders,

The Eudora Fund returned 1.4% in its initial fiscal period ending October 31, 2013, as compared to 27.04% returned by the S&P 500 Index over that time. The unfavorable relative return was primarily the result of the Fund’s low net exposure and large cash position. The Fund’s exposure and cash allocation are the natural product of our bottom-up research process rather than an overarching portfolio management decision. We simply had more cash than investment ideas. Later in this letter we’ll share with you our valuation criteria for selecting stocks and some empirical data illustrating why we’ve had a hard time finding securities that fit those criteria.

In pursuit of the Fund’s long-term capital appreciation objective, we aim to outperform the broad equity market significantly over a full market cycle.1 Performance so meaningfully different than the market index necessitates a portfolio composition that’s meaningfully different than that of the market index.

Our approach is to develop meticulous company research into a concentrated portfolio of securities we believe are priced to generate exceptional returns with minimal risk of capital impairment. We believe that this is the best way to compound capital over time because it doesn’t work all the time. Thus, we view the Fund’s underperformance in 2013 as a temporary phenomenon and continue to focus on long-run investment goals rather than the distracting din of short-term results.

How We Pick Stocks: A Valuation Perspective

In theory, the return to shareholders over time from owning the equity of a business can be calculated as the sum of a company’s free cash flow yield at the time of purchase and the growth rate of that cash flow.2  This is a neat mathematical truism implied by the method for valuing an annuity.

1By “full market cycle,” we mean from market peak to market peak or market trough to market trough. Such cycles have historically lasted approximately five years, but can be shorter or longer in practice. Evaluating an investment manager based on relative performance in either the upward phase or downward phase of the market cycle may result in misguided conclusions.

2Free cash flow is the amount of cash a company generates after all capital expenditures are accounted for. The free cash flow yield is simply the amount of free cash flow as a percentage of the company’s equity value. A simple example: If Coca Cola generates $9 Billion of cash in 2013 and its market value is $180 Billion, its free cash flow yield is 9/180 = 5%. If Coca Cola reliably grew that cash flow by 5% annually, the long term rate of return a shareholder could expect would be 5% (free cash flow yield) + 5% (growth rate) = 10%.

In practice, estimating the returns to be earned by holding a stock is not as neat as simple addition. The growth rate, which takes place in the future, is not truly knowable. What if a company starts to face unforeseen competition? What if labor costs rise? What if the economy speeds up or slows down? All these will affect the growth rate of free cash flow (FCF) and are hard, if not impossible, to predict.

Even the current free cash flow yield can be deceptive because it only accounts for one year’s worth of performance. What if the calculation uses free cash flow generated in the midst of an economic boom, implying profit margins that are not sustainable? What if the company invests heavily in capital equipment in anticipation of market growth, resulting in an artificially low FCF yield? In short, while the mathematics of equity returns may be simple, they are difficult to apply in practice.

A fairly priced stock should accurately reflect the multiplicity of potential forces affecting both the company’s free cash flow and its growth rate. The higher the growth rate, the lower the current FCF yield (and vice versa). The greater the risk, i.e., the potential for the growth rate to slow or turn negative, the higher the FCF yield will be to compensate for the risk.

Our view, though, is that not all stocks are fairly priced, and as portfolio managers, we try to find investment candidates in which our expected returns – the sum of our estimated free cash flow yield and growth rate – comfortably exceed 10%. In doing so, we generally place more emphasis on the normalized free cash flow yield than we do on the growth rate.3

The reasoning is simple – the future growth rate is almost always more uncertain than a well-researched estimate of normalized free cash flow. In an ideal scenario, we try to pay little or nothing for growth, buying a stock at a high single digit FCF yield. Any unexpected positive growth will further accrue to our benefit as shareholders.

Our position in TechTarget (TTGT), which we detailed in last quarter’s letter, is a good example of this thinking. When we initiated a position in TTGT, the company had a current FCF yield of about 5% that was seemingly stagnating. But our research showed that the company is capable of cutting operating expenses to bring its free cash flow to a level that would imply a 9-10% FCF yield.

These cuts would be made only if TTGT management believed that meaningful revenue growth was no longer a valid expectation. On the other hand, if the company’s end-markets began to grow again, the combination of operating leverage and revenue growth would more than triple the current FCF, leading to a normalized FCF yield of closer to 15%.

As a kicker, TTGT was rolling out two product initiatives that have the potential to add to revenue and FCF growth regardless of whether the legacy business was expanding. So our normalized FCF yield was either 9-10% or 15% (depending on the growth profile of the legacy business), and any further increases in FCF would add to our returns.

3 We define “normalized” free cash flow as the level of cash flow a company is capable of generating in a “normal” year, i.e., not in the depths of an economic downturn and not at the peak of a boom. We might also adjust the normalized free cash flow number to reflect potential cost cuts and other changes in profit margins.

The Current Opportunity Set

We bring up the mathematics of valuation and our valuation criteria in order to explain why it’s difficult to find stocks that meet these criteria in today’s market. Our research process focuses on multiple aspects of a business including durability, quality, capital allocation, and even growth potential.

But, our valuation discipline is paramount. We will rarely invest in a stock (or bond) that is not cheap based on our assessment of its normalized free cash flow yield. This could mean potentially missing companies with undervalued growth prospects, but our experience is that anchoring on value allows us to avoid the worst investment debacles. The tradeoff is one we’re willing to make – investing is more often about avoiding large losses than about scoring huge gains.

As the broad equity indices climb, the number of stocks available at attractive FCF yields continues to shrink. To see where the market currently stands, we analyzed the distribution of valuations in today’s market as compared to the valuation distributions at other salient points in recent market history, namely, the market peaks in 2000 and 2007, as well the market trough of 2009.

The table below shows the distribution of EBITDA yields across the Russell 3000 Index, from richest to cheapet, at these varying times:4

4 EBITDA is an acronym for Earnings Before Interest, Taxes, Depreciation, and Amortization. In other words, EBITDA measures pre-tax, pre-interest, pre-investment cash flow. We use EBITDA here because the available data for this measure of higher quality than FCF and is also more comparable across the universe of companies.

The median stock today trades at the same levels as at the market peaks in 2007 and the bubble top of 2000 (in fact, the median stock at the top of the tech bubble was slightly cheaper). Perhaps even more interesting is the distribution of EBITDA yields across the cheapest half of the market (from the median down to the 95th percentile) – valuations across this entire group are similar to those of June 2007, and uniformly more expensive than those prevailing at the peak of the dot-com boom.

While we are a bottom-up manager such that the foregoing analysis does not necessarily dictate our investment exposure, it does provide empirical evidence that the pool of potential investment ideas is thin. We can corroborate that anecdotally, as the ideas we have been researching in recent months consistently fall short of our preferred valuation criteria. When we find something that is cheap, it generally lacks in the qualitative aspects we look for such as business durability and competitive superiority.

The dearth of investment opportunity leaves us with the choice to either “adjust” our investment standards downward so that more securities would be considered, or to hold cash. We have unabashedly decided on the latter course of action.

From a risk/reward standpoint, we think investing in overpriced and/or inferior businesses will lead to much worse losses than the slow-drip inflation hit we might take by holding cash. Furthermore, we view cash is an option on future purchases of securities at much more attractive valuations. If we put capital to work in marginal investment ideas now, we will almost certainly not be able to exploit the exceptional bargains that the market is sure to offer us in the future.

The Lasting Value of Research

We can’t know when in the future the market will be more forthcoming with investment opportunity, but we are not sitting idly. We spend each day conducting extensive research on potential investment candidates, prioritizing those ideas that we think have the highest ex-ante probability of meeting both our valuation and qualitative criteria and thus becoming portfolio holdings in the near term. Other than resulting in a new portfolio holding, our research can result in one of three scenarios:

1.

We may determine that the company has a high quality, durable business but is not as cheap as we anticipated. We keep ideas like this on our radar indefinitely knowing that a future business stumble or market decline could give us the opportunity to buy into a great company at a more attractive valuation.

2.

We might find the given stock statistically cheap but judge the company or its business as lower quality than we originally thought. We define “low quality” as a business that we think could struggle to earn its cost of capital. The reasons for this could be competitive threats, regulatory action, product obsolescence, corporate malinvestment, high indebtedness, etc. We usually pass on these “cheap stock, mediocre business” ideas. We have found these ideas to be binary in nature and thus not possessing enough downside protection for a position in a concentrated portfolio like ours.

3.

We could conclude that the business was both more expensive and lower quality than we thought.

Even when our research leaves us in one of the latter two states, we record a synopsis of our findings and check back every so often to see if anything has changed – businesses and industries evolve, and the fragmented competitive industry of today could be the consolidated oligopoly of the future. No matter what, our research process at worst results in a store of knowledge that we are prepared to rapidly deploy should the opportunity arise.

In our own portfolio today, SEACOR Holdings (CKH) is a good example of an idea that we looked at in 2010 and passed on because we thought it was too expensive at the time. But earlier this year, in the wake of general weakness in both offshore oil drilling and continental river transport, as well as accounting complexity on account of a corporate spinoff, we were able to buy the shares at what we considered an attractive price.

Similarly, Teva Pharmaceutical Industries (TEVA) is a company we looked at in 2011 but refused to invest in because of our low regard for management’s capital allocation discipline. When a new management team took over and committed to both cut costs and reinvest profits with discipline, we were more confident in the ability of the company’s free cash flow to eventually make its way into shareholder returns. As a result, we took a full position in the stock in the second fiscal quarter.

More recently, we spent a few weeks digging into Iridium Communications (IRDM), a satellite communications company. We concluded that Iridium had a solid business, but we were uncomfortable with its high debt load and less-than-stellar growth profile. Over the next few years, the company’s revenue profile will evolve and cash flow will be used to retire debt. As that happens, we’d be willing to take a position at a more attractive price – this is something that will stay on our radar for a long time. In the meantime, we gained some valuable knowledge regarding the satellite communications market and will be able to hit the ground running if another potential investment idea turns up in an adjacent market.

* * *

The current opportunity set may be scant, but we will hold fast to our investment discipline, only investing in securities at valuations that we consider attractive on their current cash flow profile. The Fund continues to amass an intangible asset – industry knowledge – that we are confident we will capably deploy in the near- to medium-term, either in the event of a general stock market downturn or even in the case of more localized industry or company-specific issues.

I look forward to writing you again when we publish our First Quarter report for the period ending January 31, 2014. Thank you for your continued confidence and support.

Sincerely,

David A. Cohen

THE EUDORA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

FOR PERIOD DECEMBER 3, 2012* THROUGH OCTOBER 31, 2013

	Since Inception *	Ending Value
The Eudora Fund	1.40%	$ 10,140
S&P 500 Index	27.04%	$ 12,704

Cumulative Performance Comparison of $10,000 Investment Since Inception *

* Date of commencement of investment operations (December 3, 2012).

This chart assumes an initial investment of $10,000 made on the closing of December 3, 2012 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

THE EUDORA FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

Sectors are based on Morningstar® classifications.

The chart above excludes securities sold short.

	The Eudora Fund
	Schedule of Investments
	October 31, 2013

Shares		Value

COMMON STOCK - 26.68%

Deep Sea Foreign Transportation of Freight - 6.67%
8,539	SEACOR Holdings, Inc. (a)	$ 835,114

Gold & Silver Ores - 4.90%
3,700	Agnico-Eagle Mines Ltd. (Canada)	109,261
6,000	AngloGold Ashanti Ltd. ADR	90,600
5,900	Barrick Gold Corp. (Canada)	114,401
4,000	Goldcorp, Inc. (Canada)	101,720
1,700	Randgold Resources Ltd. ADR	125,630
13,400	Sandstorm Gold Ltd. (Canada) *	72,226
		613,838
Pharmaceutical Preparations - 5.92%
20,000	Teva Pharmaceutical Industries Ltd. ADR	741,800

Services-Business Services, Nec - 4.76%
118,800	TechTarget, Inc. *	596,376

Services-Computer Programming Services - 0.79%
30,278	CIBER, Inc. *	98,403

Services-Management Consulting Services - 1.71%
50,332	Information Services Group, Inc. *	214,414

Telephone Communications (No Radio Telephone) - 1.93%
9,800	IDT Corp., Class B	214,522
4,900	Straight Path Communications, Inc. Class B *	26,754
		241,276

TOTAL FOR COMMON STOCK (Cost $2,926,502) - 26.68%		3,341,221

EXCHANGE TRADED FUNDS - 1.60%
5,563	iShares MSCI Global Gold Miners	59,707
1,000	Market Vectors Gold Miners	25,100
3,075	Market Vectors Junior Gold Miners	115,559
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $232,409) - 1.60%		200,366

REAL ESTATE INVESTMENT TRUST - 4.59%
48,700	Annaly Capital Management, Inc. (Cost $625,776)	574,173

SHORT TERM INVESTMENTS - 67.98%
8,512,315	Federated US Treasury Cash Reserve Fund-Service Shares, 0%, (Cost $8,512,315)**(b)	8,512,315

TOTAL INVESTMENTS (Cost $12,297,002) - 100.85%		12,628,075

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.85)%		(105,969)

NET ASSETS - 100.00%		$ 12,522,106

ADR - American Depositary Receipt
* Represents non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2013.
(a) 4,000 shares held as collateral against short positions.
(b) 651,000 shares held as collateral against short positions.
The accompanying notes are an integral part of these financial statements.

	The Eudora Fund
	Schedule of Securities Sold Short
	October 31, 2013

Shares		Value

COMMON STOCK

Metal Mining
40,000	Fortescue Metals Group Ltd. (Australia)	$ 197,013

National Commercial Banks
5,000	Australia & New Zealand Banking Group Ltd. (Australia)	159,955
10,000	Bank of Queensland Ltd. (Australia)	114,199
4,500	Commonwealth Bank of Australia (Australia)	323,653
5,000	National Australian Bank Ltd. (Australia)	166,903
9,500	Westpac Banking Corp. (Australia)	307,955
		1,072,665

TOTAL FOR COMMON STOCK (Proceeds $1,234,221)		$ 1,269,678

TOTAL SECURITIES SOLD SHORT (Proceeds $1,234,221)		$ 1,269,678

The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments in Securities, at Value (Cost $12,297,002)	$ 12,628,075
Cash Denominated in Foreign Currencies (Cost $382)	382
Cash	1,206,031
Receivables:
Interest	36
Prepaid Expenses	1,783
Total Assets	13,836,307
Liabilities:
Securities Sold Short, at Value (Proceeds $1,234,221)	1,269,678
Payables:
Due to Adviser	9,643
Trustee Fees	625
Organizational and Offering Costs	8,375
Accrued Expenses	25,533
Interest Payable on Short Positions	347
Total Liabilities	1,314,201
Net Assets	$ 12,522,106

Net Assets Consist of:
Paid In Capital	$ 12,226,725
Accumulated Realized Loss on Investments and Foreign Currency	(232)
Unrealized Appreciation in Value of Investments and Foreign Currency	295,616
Net Assets (Unlimited number of shares authorized without par value)	$ 12,522,109

Shares Outstanding	1,234,423

Net Asset Value Per Share	$ 10.14

Minimum Redemption Price Per Share ($10.14 * 0.98) (Note 2) *	$ 9.94

* The Fund will deduct a 2.00% redemption fee on shares purchased and redeemed within 60 days.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Operations
For the Period December 3, 2012 (Commencement of Operations)
through October 31, 2013

Investment Income:
Dividend Income (net of $1,686 of foreign tax withheld)	$ 49,552
Interest Income	224
Total Investment Income	49,776

Expenses:
Advisory Fees (Note 4)	104,984
Chief Compliance Officer Fees	6,346
Organizational and Offering Costs	8,375
Interest Expense	7,560
Dividend Expense	20,962
Legal	13,461
Audit	13,500
Transfer Agent	25,125
Custody	6,083
Trustee	6,250
Registration	3,485
Printing and Mailing	980
Insurance	864
Miscellaneous	2,088
Total Expenses	220,063
Fees Waived and Reimbursed by the Adviser	(44,564)
Net Expenses	175,499

Net Investment Loss	(125,723)

Realized Gain (Loss) on:
Investments in Securities and Foreign Currency	(232)
Net Realized Loss on Investments and Foreign Currency	(232)

Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	331,073
Securities Sold Short	(35,457)
Change in Unrealized Appreciation	295,616

Net Realized and Unrealized Gain on Investments	295,384

Net Increase in Net Assets Resulting from Operations	$ 169,661

The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Changes in Net Assets

Period Ended *
10/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (125,723)
Net Realized Gain (Loss) on Investments and Foreign Currency	(232)
Change in Unrealized Appreciation on Investments	331,073
Change in Unrealized Depreciation on Securities Sold Short	(35,457)
Net Increase in Net Assets Resulting from Operations	169,661

Capital Share Transactions	12,252,445

Total Increase in Net Assets	12,422,106

Net Assets:
Beginning of Period	100,000

End of Period (including accumulated net investment loss of $0)	$ 12,522,106

* For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	10/31/2013

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.14)
Net Realized and Unrealized Gain/(Loss) on Investments	0.28
Total from Investment Operations	0.14

Redemption Fees	0.00

Net Asset Value, at End of Period	$ 10.14

Total Return ** (b)	1.40%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,522
Before Waiver
Ratio of Expenses to Average Net Assets	2.61%	***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	2.27%	***
Ratio of Net Investment Loss to Average Net Assets	(2.02)%	***
After Waiver
Ratio of Expenses to Average Net Assets	2.09%	***
Ratio of Expenses to Average Net Assets, Excluding Dividend and Interest on Securities Sold Short	1.75%	***
Ratio of Net Investment Loss to Average Net Assets	(1.49)%	***
Portfolio Turnover	0.00%

(a) For the period December 3, 2012 (commencement of investment operations) through October 31, 2013.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2013

1.  ORGANIZATION

The Eudora Funds ("The Trust") was formed as a statutory trust on July 6, 2012 under the laws of the State of Ohio.   The Eudora Fund ("the Fund") is a non-diversified fund.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 5, 2012 (the "Trust Agreement") filed with the Ohio Secretary of State on July 6, 2012.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Eudora Asset Management, LLC (the "Adviser").

The Fund’s investment objective is long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CASH AND CASH EQUIVALENTS - The Fund maintains its cash in an account at a regional bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

ORGANIZATIONAL AND OFFERING COSTS - Organizational and offering costs consist of costs incurred to establish the Trust and enable it to legally do business. These expenses have been paid by the Adviser and are subject to recoupment pursuant to the Expense Limitation Agreement. These costs have been deferred and will be amortized on a straight-line basis over the first fiscal year after the commencement of operations of the Fund.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

FEDERAL INCOME TAXES - The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In addition, Generally Accepted Accounting Principles ("GAAP") requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period of December 3, 2012 (commencement of investment operations) through October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund had no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during reported period.  Actual results could differ from those estimates.

OTHER - The Fund follows industry practice and records security transactions on the trade date.  The highest cost method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income and expense are recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

REDEMPTION FEES - The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund.  A 2.00% fee will be assessed against investment proceeds withdrawn less than 60 days from investment. The Fund uses a "first in, first out" method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases. The Fund had no redemption fees during the period December 3, 2012 (commencement of investment operations) through October 31, 2013.

RECLASSIFICATIONS - In accordance with GAAP, at October 31, 2013, the Fund recorded a permanent book/tax difference of $125,723 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

SUBSEQUENT EVENTS - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

3.  FAIR VALUE OF INVESTMENTS

SECURITY VALUATION - The Fund's assets are generally valued at their market value using market quotations.  The net asset value ("NAV") of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be purchased or redeemed.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of October 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Valuation Inputs of Assets
Common Stocks	$ 3,341,221	$ -	$ -	$ 3,341,221
Exchange Traded Funds	200,366	-	-	200,366
Real Estate Investment Trust	574,173	-	-	574,173
Short-Term Investments:
Federated US Treasury Cash Reserve Fund	8,512,315	-	-	8,512,315
	$12,628,075	$ -	$ -	$12,628,075

	Level 1	Level 2	Level 3	Total
Valuation Inputs of Liabilities
Securities Sold Short	$ 1,269,678	$ -	$ -	$ 1,269,678
	$ 1,269,678	$ -	$ -	$ 1,269,678

The Fund did not hold any Level 2 or Level 3 assets during the period ended October 31, 2013. There were no significant transfers into Level 2 or out of Level 1 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Eudora Asset Management, LLC, (the “Adviser”) serves as investment Adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement.  For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013, the Adviser earned advisory fees of $104,984.  At October 31, 2013, the Fund owed the Adviser $9,643 for advisory fees.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to waive management fees and/or to make payments to limit the Fund expenses,  until January 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation, but including organizational and offering costs) will not exceed 1.75% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.  For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013, the Adviser waived fees of $44,564.

As of October 31, 2013, the following is subject to repayment by the Fund to the Advisor pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Fund
October 31, 2013	October 31, 2016	$44,564

Each Trustee who is not affiliated with the Trust or Adviser will receive $2,500 per year.  The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of separate series without par value.  The total paid-in capital was $12,226,725 as of October 31, 2013.  Transactions in capital for the period of December 3, 2012 (commencement of investment operations) through October 31, 2013 were as follows:

	For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013
	Shares	Amount
Initial seed capital	10,000	$ 100,000
Shares sold	1,289,797	12,911,469
Shares issued in reinvestment of dividends	-	-
Shares redeemed	(65,374)	(659,024)
Net increase (decrease)	1,234,423	$ 12,352,445

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 60 days after their purchase.  For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013, no redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.

6.  INVESTMENT TRANSACTIONS

For the period of December 3, 2012 (commencement of investment operations) through October 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated to $3,784,688 and $0, respectively for the Fund. Purchases and sales of short securities aggregated to $0 and $1,234,221, respectively.

7.  TAX MATTERS

As of October 31, 2013, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments	$ 11,062,782

Gross tax appreciation of investments	$ 552,894

Gross tax depreciation of investments	$ (257,278)

Net tax appreciation of investments	$ 295,616

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2013, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income	$ -

Short-term capital loss carry-forward +	$ (232)

Accumulated realized gains	$ -

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

There were no distributions paid during the period of December 3, 2012 (commencement of investment operations) through October 31, 2013.

8.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Eudora Funds

We have audited the accompanying statement of assets and liabilities of The Eudora Fund (the “Fund”), a series of The Eudora Funds, including the schedule of investments, as of October 31, 2013 and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 3, 2012 (commencement of investment operations), through October 31, 2013 for the Fund.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  The Eudora Fund, a series of The Eudora Funds, as of October 31, 2013, the results of  its operations, the changes in its net assets and the financial highlights for the period December 3, 2012, commencement of investment operations,  through October  31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania December 19, 2013

The Eudora Fund
Expense Illustration
October 31, 2013 (Unaudited)

Expense Example

As a shareholder of The Eudora Fund (the "Fund"), you incur ongoing costs which typically consist of (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemptions of shares within 60 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2013 through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,008.96	$8.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE EUDORA FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an "interested person" of the Trust ("Independent Trustee"), as defined in the 1940 Act.

Independent Trustees

Name, Address and Year of Birth [1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last 5 Years
Jeffrey Meyers Year of Birth: 1969	Trustee	Indefinite; September 2012 to present	Portfolio Manager, Cobia Capital (1/2008 to present); Technology Sector Financial Analyst, Intrepid Capital Management (2003-2007)	1	None
Ruvin Levavi Year of Birth: 1983	Trustee	Indefinite; September 2012 to present	Insurance Sales, New York Life Insurance (5/2012 to present); Attorney, Ruvin Levavi, Esq. (5/2010 to 5/2012); Legal Intern, New York Attorney General (7/2008 to 5/2009); Student, Fordham School of Law (9/2006 to 5/2009)	1	None
Sion Nuseiri Year of Birth: 1985	Trustee	Indefinite; December 2012 to present	Assistant Controller, MetTel (8/2009 to present); Audit Associate, Grant Thronton (8/2007 to 7/2009)	1	None

The following table provides information regarding each Trustee who is an "interested person" of the Trust ("Interested Trustee"), as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees, Officers

Name, Address and Year of Birth [1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
David A. Cohen [3] Year of Birth: 1981	Trustee, Chairman, President and Treasurer	Trustee, Indefinite, July 2012 to present; President and Treasurer, Annual, September 2012 to present	Managing Partner, Eudora Asset Management, LLC (2007 to present)	1	None
David Kuhr Year of Birth: 1961	Secretary, Chief Compliance Officer	Annual, Indefinite, September 2012 to present

President, Green Bar Consulting (01/11- Present); CCO, The Ancora Group (10/03 - 02/11); CCO, Ancora Securities, Inc (10/03 – 02/11); CCO, Ancora Advisors, LLC (10/03 – 02/11), CCO, The Ancora Family of Funds (01/04 – 02/11); CCO, Safeguard Securities (12/05 – 02/12); Principal, Advoca Securities, LLC (02/11 – Present); Principal, Arbor Court Capital, LLC (02/12 – Present)

				n/a	n/a

1Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 The "Fund Complex" consists of The Eudora Funds.

3 Mr. Cohen is considered an "Interested" Trustee as defined in the 1940 Act, because he is an officer of the Trust and controls the Fund's investment adviser.

THE EUDORA FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-232-3837, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-866-232-3837 to request a copy of the SAI or to make shareholder inquiries. The SAI is also available on the Fund’s website at www.eudorafund.com.

Board of Trustees
David Cohen
Jeffrey Meyers
Ruvin Levavi
Sion Nuseiri

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
The Huntington National Bank, NA
41 South High Street
Columbus, OH 43216

Independent Registered Public Accounting Firm
Sanville & Company
1514 Old York Road
Abington, PA 19001

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

eudora

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 11,750

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 1,900

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 1,900

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Eudora Funds

By /s/David A. Cohen

 David A. Cohen

 Trustee

Date: December 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David A. Cohen

David A. Cohen

Trustee

Date December 31, 2013